EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-Q for the third quarter ending September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph A. Ruzynski , Chief Executive Officer of the Company, certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 29, 2024

/s/ Joseph A. Ruzynski
Joseph A. Ruzynski
Chief Executive Officer
Franklin Electric Co., Inc.